FBR Securitization Trust 2005-3
Disclaimer
COMPUTATIONAL MATERIALS
This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.
Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.
Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.
If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.
The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Collateral Analysis FBRSI 2005-3

			Wtd Avg	Percent of	Wtd Avg		Wtd Avg	Wtd Avg	Wtd Avg
FICO Low	FICO High	LTV	Current Balance	Current Balance	GWAC	% MI	FICO	DTI	LTV	% SFD	% PUD	% Owner Occ	% Full Doc	% Ltd Doc	% Stated Doc	% Int Only
500	524	>65%	230322.2	4.35%	8.704	6.125	512	43.86	77.08	86.81	0	96.47	52.61	5.26	42.12	0
525	549	>65%	227105.04	5.15%	8.129	20.583	536	43.77	79.53	89.19	0	93.25	49.8	2.4	47.8	0
550	574	>65%	207046.04	8.07%	7.67	44.257	562	43.21	84.81	88.01	0	95.65	73.9	3.65	22.46	3.91
575	599	>70%	205452.7	12.67%	7.33	28.404	588	42.47	84	88.45	0	94.16	81.39	2.95	15.66	36.26
600	624	>70%	193204.1	16.77%	7.311	26.778	613	42.3	84.89	84.4	0	93.07	66.68	1.69	31.63	33.53
625	649	>70%	210006.72	17.78%	7.042	18.808	637	42.61	83.97	82.37	0	93.31	58.92	0.62	40.46	27.5
650	674	>80%	164080.99	4.08%	7.611	47.693	662	42.85	92.13	75.38	0	87.11	60.17	3.37	36.46	10.83
675	699	>80%	154648.17	3.09%	7.635	48.509	685	43.49	92.47	72.34	0	81.94	57.19	0.25	42.56	11.11
700	724	>80%	179758.47	1.67%	7.58	29.379	710	45.06	93.28	66.29	0	77.52	59.04	0	40.96	5.76
725	749	>85%	155479.01	0.77%	7.663	33.059	736	41.71	93.7	84.26	0	77.94	60.96	0	39.04	6.9
750	774	>85%	157950.07	0.33%	7.344	23.973	760	41.67	93.64	59.62	0	71.46	73.82	0	26.18	14.67
775	799	>85%	144279.87	0.27%	7.581	66.652	783	42.37	94.28	55.27	0	77.4	72.79	0	27.21	38.04
800	max	>85%	132637.31	0.01%	6.5	100	802	10.71	93.01	100	0	100	100	0	0	0

			Wtd Avg	Percent of	Wtd Avg		Wtd Avg	Wtd Avg	Wtd Avg
LTV Low	LTV High	DTI	Current Balance	Current Balance	GWAC	% MI	FICO	DTI	LTV	% SFD	% PUD	% Owner Occ	% Full Doc	% Ltd Doc	% Stated Doc	% Int Only
60%	64%	>50%	218771.17	0.61%	8.83	0	558	53.09	63.63	67.54	0	95.27	51.34	0	48.66	3.36
65%	69%	>50%	249291.89	0.80%	8.039	0	570	52.6	68.37	90.77	0	93.3	70.74	7.13	22.13	9.7
70%	74%	>50%	255010.11	1.24%	7.861	0	569	52.58	73.83	82.35	0	85.71	46.68	3.54	49.78	2.9
75%	79%	>50%	263304.86	4.97%	7.107	0	607	51.93	79.77	84.44	0	87.93	51.23	2.97	45.79	11.25
80%	84%	>50%	266851.87	2.28%	7.082	73.932	600	52.77	84.5	84.53	0	93.58	83.9	2.06	14.04	8.69
85%	89%	>50%	263914.75	3.97%	7.303	54.072	616	52.61	89.77	79.15	0	82.98	66.35	2.9	30.75	2.07
90%	94%	>50%	145309.75	0.15%	7.458	65.001	631	51.63	94.62	67.69	0	98.81	100	0	0	0
95%	99%	>50%	72973.27	0.29%	9.249	15.73	630	50.25	99.97	91.83	0	100	82.35	0	17.65	0
100%	max	>50%	—	—	—	—	—	—	—	—	—	—	—	—	—	—

			Wtd Avg	Percent of	Wtd Avg		Wtd Avg	Wtd Avg	Wtd Avg
DTI Low	DTI High	FICO	Current Balance	Current Balance	GWAC	% MI	FICO	DTI	LTV	% SFD	% PUD	% Owner Occ	% Full Doc	% Ltd Doc	% Stated Doc	% Int Only
20%	24%	<525	177390.6	0.13%	8.711	0	518	22.96	77.99	42.09	0	100	91.76	0	8.24	0
25%	29%	<550	154735.11	0.22%	8.236	34.343	520	27.75	79.87	91.48	0	100	42.08	5.88	52.05	0
30%	34%	<575	187384.5	1.53%	8.246	24.22	546	32.5	78.94	82.57	0	92.09	52.99	5.79	41.22	2.92
35%	39%	<600	211533.4	4.14%	7.853	18.625	562	37.74	79.36	88.16	0	90.63	54.02	3.85	42.13	14.41
40%	44%	<625	205982.95	10.77%	7.655	24.542	579	42.68	81.63	84.67	0	95.83	64.93	1.6	33.47	22.37
45%	49%	<650	206008.38	24.15%	7.349	21.632	601	47.84	82.89	83.95	0	96.14	65.83	1.17	33	31.93
50%	54%	<675	249331.19	11.16%	7.606	28.318	583	52.74	80.78	83.16	0	88.2	58.96	3.68	37.36	0.28
55%	max	<700	262897.51	0.11%	8.343	0	591	55.77	82.52	100	0	75.3	13.3	0	86.7	0
LIMITED AND STATED DOC

		Wtd Avg	Percent of	Wtd Avg		Wtd Avg	Wtd Avg	Wtd Avg
FICO Low	FICO High	Current Balance	Current Balance	GWAC	% MI	FICO	DTI	LTV	% SFD	% PUD	% Owner Occ	% Full Doc	% Ltd Doc	% Stated Doc	% Int Only	% CA	% NY	% FL
500	524	247449.71	2.50%	8.951	2.643	512	44	74.39	84.31	0	96.33	0	9.15	90.85	0	30.53	14.04	16.21
525	549	241962.37	3.07%	8.454	2.732	536	44.36	74.82	84.14	0	89.85	0	4.04	95.96	0	29.36	11.44	14.19
550	574	241019.09	2.44%	7.872	7.347	562	42.83	76.09	79.75	0	89.43	0	12.08	87.92	0	22.62	15.03	21.62
575	599	275804.92	2.84%	7.81	18.016	588	43.89	78.16	77.74	0	82.75	0	13.14	86.86	3.63	25.23	16.46	9.9
600	624	236495.22	6.12%	7.606	16.605	614	43.72	81.86	78.57	0	96.67	0	4.64	95.36	6.01	25.76	17.69	7.51
625	649	239791.33	7.69%	7.281	9.124	637	44.03	81.94	79.13	0	93.64	0	1.44	98.56	8.54	22.43	24.27	9.01
650	674	238603.89	5.56%	7.226	9.301	660	43.39	82.97	72.71	0	91.87	0	2.47	97.53	11.95	23.49	22.44	13.09
675	699	261113.83	5.12%	7.258	7.723	685	42.46	82.82	71.11	0	91.99	0	0.28	99.72	25.33	33.32	23.16	8.94
700	724	285391.23	2.56%	7.054	3.486	709	42.67	83.44	73.69	0	97.41	0	0.4	99.6	24.37	35.31	16.35	2.35
725	749	273153.33	1.41%	7.108	5.94	735	40.99	82.43	67.32	0	91.8	0	2.81	97.19	26.3	34.77	21.16	9.33
750	774	259727.78	0.70%	6.835	2.848	763	43.04	81.75	71.71	0	91.32	0	0	100	16.23	38.42	17.34	8.67
775	799	296182.98	0.49%	7.006	4.038	781	41.29	82.33	48.19	0	79.8	0	0	100	0	29.38	14.98	23.03
800	max	436000	0.04%	6.99	0	810	45.04	80	0	0	100	0	0	100	100	0	100	0
IO LOANS

		Wtd Avg	Percent of	Wtd Avg		Wtd Avg	Wtd Avg	Wtd Avg
FICO Low	FICO High	Current Balance	Current Balance	GWAC	% MI	FICO	DTI	LTV	% SFD	% PUD	% Owner Occ	% Full Doc	% Ltd Doc	% Stated Doc	% Int Only	% CA	% NY	% FL
500	524	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
525	549	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
550	574	339598.89	0.32%	6.808	22.68	569	41.85	81.75	77.23	0	100	100	0	0	100	66	0	0
575	599	267678.2	4.83%	6.811	15.295	589	42.38	81.29	91.19	0	100	97.87	1.45	0.68	100	45.62	1.47	3.93
600	624	276170.32	5.78%	6.627	24.598	611	42.3	82.27	90.26	0	100	93.64	1.3	5.06	100	42.68	6.45	7.64
625	649	304078.32	5.02%	6.489	22.864	638	41.79	82.23	87.69	0	100	86.92	1.41	11.67	100	45.13	4.23	6.15
650	674	345354.9	2.71%	6.279	11.589	662	41.93	80.35	88.11	0	100	75.44	1.42	23.14	100	54.01	7.95	6.64
675	699	343862.97	2.77%	6.521	9.152	686	41.78	81.35	88.76	0	100	53.15	0	46.85	100	54.83	7.33	7.79
700	724	413194.78	1.36%	6.394	7.043	708	41.3	80.73	89.17	0	100	54.23	0	45.77	100	68.4	3.06	1.15
725	749	347910.6	0.72%	6.606	1.526	735	41.89	80.52	76.2	0	100	48.38	0	51.62	100	43.75	17.77	9.14
750	774	320670	0.33%	6.394	7.921	760	43.84	81.77	59.48	0	100	65.82	0	34.18	100	40.35	14.45	20.58
775	799	299400	0.12%	6.402	82.498	783	43.76	90.59	46.8	0	100	100	0	0	100	0	35.7	21.02
800	max	436000	0.04%	6.99	0	810	45.04	80	0	0	100	0	0	100	100	0	100	0
Disclaimer
This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.